Virtus Premium AlphaSector® Series,

a series of Virtus Variable Insurance Trust

Supplement dated November 12, 2014 to the Summary and

Statutory Prospectuses and Statement of Information (“SAI”) dated April 30, 2014, as supplemented

Important Notice to Investors

The disclosure under “Principal Investment Strategies” in the summary prospectus of Virtus Premium AlphaSector® Series, and in the summary section of the series’ statutory prospectus, is hereby amended to remove the reference to the index the series seeks to track being published by NASDAQ. This is due to the fact that although the performance of the index continues to be calculated by NASDAQ, the returns are no longer widely disseminated.

The disclosure under “Portfolio Managers” in the summary prospectus and in the summary section of the fund’s statutory prospectus, is hereby amended to add the following:

➢	Alexey Panchekha, Senior Vice President, Research at F-Squared Institutional, is a manager of the Series. Mr. Panchekha has served as a Portfolio Manager of the Series since November 2014.

The disclosure under Portfolio Management on page 8 of the series’ statutory prospectus is hereby amended to add the following:

Alexey Panchekha. Mr. Panchekha is Senior Vice President of F-Squared Institutional (“F-Squared”). As Portfolio Manager of the Series, he is responsible for providing the model portfolios to Euclid. Prior to F-Squared, he was Senior Vice President of Markov Processes International (2010 to 2012), a provider of investment research and technology within the financial services industry. Prior thereto, he was a Quant Researcher (2009 to 2010), Head of Portfolio Risk Analytics (2006 to 2009) and Senior Software Engineer (2004 to 2006) at Bloomberg. Mr. Panchekha has over 15 years of investment management industry experience.

Effective as of the date hereof, Mr. Panchekha is hereby added as a portfolio manager of the Series in the “Portfolio Managers” section of the SAI.

All other disclosure concerning the series, including fees and expenses, remains unchanged from its prospectuses and SAI dated April 30, 2014.

Investors should retain this supplement with the

Prospectuses and SAI for future reference.

VVIT PASS SAStrat&PMChanges (11/2014)